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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2003
                                                         -----------------

                       Chase Mortgage Finance Corporation
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


               Delaware                               333-99451                             52-1495132
---------------------------------------- ------------------------------------- -------------------------------------
            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)


                             343 Thornall Street                                              08837
                                 Edison, NJ
------------------------------------------------------------------------------ -------------------------------------
                  (Address of principal executive offices)                                   Zip Code



           Registrant's telephone, including area code: (732) 205-0600


                                 Not Applicable
         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events
         ------------

                  Filing of Collateral Term Sheets
                  --------------------------------

         Attached as Exhibit 99.1 are Collateral Term Sheets prepared by Chase Mortgage Finance Corporation in connection with the offering of Chase Mortgage Finance Corporation Multi-Class Mortgage Pass-Through Certificates, Series 2003-S14.


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ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
------------------                          -----------
(99.1)                                      Collateral Term Sheets


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CHASE MORTGAGE FINANCE CORPORATION



Date: November 19, 2003               By: /s/ Christopher G. Schmidt
                                          ------------------------------
                                          Name:  Christopher G. Schmidt
                                          Title: Vice President


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                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------

(99.1)                     Collateral Term Sheets